Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
Income Taxes
Income tax expense (benefit) attributable to income from continuing operations consists of the following:

	Current	Deferred	Total
	(In thousands)
Year ended December 31, 2011:
Federal	$58,542	$9,020	$67,562
Foreign	30,807	(12,280)	18,527
State and local	793	(164)	629
Total tax expense	$90,142	$(3,424)	$86,718

Year ended December 31, 2010:
Federal	$71,533	$30,861	$102,394
Foreign	37,795	(10,866)	26,929
State and local	7	(317)	(310)
Total tax expense	$109,335	$19,678	$129,013

Year ended December 31, 2009:
Federal	$217,339	$928	$218,267
Foreign	68,732	(26,506)	42,226
State and local	(890)	(489)	(1,379)
Total tax expense	$285,181	$(26,067)	$259,114
Total income tax expense is different from the amount determined by multiplying earnings before income taxes by the statutory federal tax rate of 35%. The reason for such difference follows:

	Year ended December 31,
	2011		2010		2009
	Amount	Percentage	Amount	Percentage	Amount	Percentage
	(Dollars in thousands)
Computed tax expense	$85,368	35.0%	$126,514	35.0%	$259,628	35.0%
Other	1,350	0.6%	2,499	0.7%	(514)	(0.1)%
Total tax expense/effective rate	$86,718	35.6%	$129,013	35.7%	$259,114	34.9%
In conjunction with the IPO and the private sale, we made elections under Section 338(h)(10) of the Internal Revenue Code, which resulted in changes to our deferred tax balances and reduced stockholders’ equity by $174.7 million.
Deferred income taxes are recognized for the future tax consequences of temporary differences between the financial statement carrying amounts and the tax bases of assets and liabilities. The main components of deferred income tax assets and liabilities were as follows:

	December 31,
	2011	2010
	(In thousands)
Deferred tax assets:
Policy benefit reserves and unpaid policy claims	$163,451	$132,006
Intangibles and tax goodwill	47,686	37,719
Other	12,919	9,542
Total deferred tax assets	224,056	179,267
Deferred tax liabilities:
Deferred policy acquisition costs	(229,551)	(208,044)
Investments	(24,891)	(17,469)
Unremitted earnings on foreign subsidiaries	(2,593)	—
Other	(15,160)	(7,456)
Total deferred tax liabilities	(272,195)	(232,969)
Net deferred tax liabilities	$(48,139)	$(53,702)
The majority of the deferred tax asset is attributable to policy benefit reserves and unpaid policy claims, which represents the difference between the financial statement carrying value and tax basis for liabilities for future policy benefits. The tax basis for policy benefit reserves and unpaid policy claims are actuarially determined in accordance with guidelines set forth in the Internal Revenue Code. The deferred tax liabilities for DAC represent the difference between the policy acquisition costs capitalized for GAAP purposes and those capitalized for tax purposes, as well as the difference in the resulting amortization methods.
The Company has state net operating losses resulting in a deferred tax asset of approximately $1.0 million, which are available for use through 2030. The Company has no other material net operating loss or credit carryforwards.
There was no deferred tax asset valuation allowance at December 31, 2011. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, carryback and carryforward periods, and tax planning strategies in making this assessment. Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the deferred tax assets.
The Company has direct ownership of a group of controlled foreign corporations in Canada. We have asserted a position of permanent reinvestment for the difference in share basis and certain operational earnings. It is not practicable to estimate the amount of deferred taxes associated with this difference at this time. For those operational earnings for which we have not made a permanent reinvestment assertion, we have established a deferred tax liability to account for the U.S. tax liability that will occur upon repatriation of such earnings.

	December 31,
	2011	2010
	(In thousands)
Unrecognized tax benefits, beginning of period	$25,191	$26,608
Change in prior period unrecognized tax benefits	920	(300)
Change in current period unrecognized tax benefits	2,171	2,112
Reductions as a result of a lapse in statute of limitations	(6,926)	(3,229)
Unrecognized tax benefits, end of period	$21,356	$25,191
The total amount of unrecognized tax benefits that, if recognized, would affect our effective tax rate was as follows:

	December 31,
	2011	2010
	(In thousands)
Unrecognized tax benefits yet to impact the effective tax rate	$6,666	$4,859
We recognize interest expense related to unrecognized tax benefits in tax expense net of federal income tax. The total amount of accrued interest and penalties in the consolidated and combined balance sheet follows.

	December 31,
	2011	2010
	(In thousands)
Total amount of accrued interest and penalties	$4,054	$3,932
We recognized an interest benefit related to unrecognized tax benefits in the consolidated and combined statements of income as follows:

	Year ended December 31,
	2011	2010	2009
	(In thousands)
Interest benefit related to unrecognized tax benefits	$191	$2,576	$3,062
During the first quarter of 2010, our federal income tax return was included as part of Citi’s consolidated federal income tax return. In March 2010, in anticipation of our corporate reorganization, we entered into a tax separation agreement with Citi. In accordance with the tax separation agreement, Citi is responsible for and shall indemnify and hold the Company harmless from and against any consolidated, combined, affiliated, unitary or similar federal, state or local income tax liability with respect to the Company for any taxable period ending on or before April 2010. After the closing date of the IPO, the Company was no longer part of Citi’s consolidated federal income tax return.
We have no penalties included in calculating our provision for income taxes. As mentioned above, the Company is a party to a tax separation agreement that includes a tax indemnification agreement, which was negotiated and executed as part of the separation from Citi. The indemnification requires Citi to cover income tax liabilities incurred by the Company for any consolidated, combined, or unitary returns that end on or prior to the separation. As of December 31, 2011, the Company had a Citi tax indemnification asset of $15.2 million. All consolidated, combined or unitary tax liabilities are payable to either the Parent Company or Primerica Life, while tax liabilities related to separate return filings are payable to the appropriate taxing authority.
There is no significant change that is reasonably possible to occur within twelve months of the reporting date.
The major tax jurisdictions in which we operate are the United States and Canada. We are currently open to tax audit by the Internal Revenue Service for the years ended December 31, 2006 and thereafter for federal tax purposes. We are currently open to audit in Canada for tax years ended December 31, 2005 and thereafter for federal and provincial tax purposes.